================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 ---------------


                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION


                                 ---------------


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [x]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rules 14a-6(e)(2) and 14c-5(d)(2))
[ ]  Definitive Proxy/Information Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CORE LABORATORIES N.V.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

================================================================================

                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2000
                                 ---------------

To The Shareholders:

         The 2000 Annual Meeting of the Shareholders of Core Laboratories N.V. (the "Company"), a limited liability company organized under the laws of The Netherlands, will be held at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Friday, April 28, 2000 at 10:00 a.m., local time, for the following purposes:

     1. To elect ten members to the Board of Supervisory Directors, consisting of four Class I Supervisory Directors, three Class II Supervisory Directors and three Class III Supervisory Directors, to serve until the annual meeting of shareholders in 2003, 2002 and 2001, respectively, and until their successors shall have been duly elected and qualified;

     2. To confirm and adopt the Dutch Statutory Annual Accounts of the Company for the fiscal year ended December 31, 1999;

     3. To approve the extension of the authority of the Management Board of the Company to repurchase up to 10% of the outstanding share capital of the Company until October 27, 2001;

     4. To approve the extension of the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company until April 27, 2005;

     5. To approve the extension of the authority of the Supervisory Board to limit or exclude the preemptive rights of the holders of the common shares of the Company until April 27, 2005;

     6. To amend the Company's 1995 Long-Term Incentive Plan to increase the number of common shares available for issuance under the plan by an aggregate of 2,500,000 shares;

     7. To amend the Company's 1995 Nonemployee Director Stock Option Plan to increase the number of common shares available for issuance under the plan by an aggregate of 500,000 shares;

     8. To ratify and approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000; and

     9. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

         Copies of the Annual Accounts, the report of the Management Board and the list of nominees for the Supervisory Board are open for inspection at the offices of the Company, located at Herengracht 424, 1017 BZ Amsterdam, The Netherlands, Attention: Mr. Jacobus Schouten, by registered shareholders and other persons entitled to attend meetings of shareholders of the Company. Such copies will be open for inspection from the date hereof until the close of the Annual Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF WHETHER YOU PLAN TO ATTEND. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU ARE PRESENT AT THE ANNUAL MEETING AND WISH TO DO SO, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON.

                                By Order of the Board of Supervisory Directors,


                                Jacobus Schouten
                                Supervisory Director

March ___, 2000
Amsterdam, The Netherlands

                             CORE LABORATORIES N.V.
                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS

                                ----------------

                                 PROXY STATEMENT

                                ----------------


                     SOLICITATION AND REVOCATION OF PROXIES

         The accompanying proxy is being solicited by and on behalf of the Board of Supervisory Directors (the "Supervisory Board") of Core Laboratories N.V. (the "Company") for use at the 2000 Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held at the law office of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on Friday, April 28, 2000 at 10:00 a.m., local time. If the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon, or, if no directions are indicated, it will be voted in favor of the proposals described in this Proxy Statement. Any shareholder giving a proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted.

         The solicitation of proxies by the Supervisory Board will be conducted by mail. In addition, certain members of the Supervisory Board (each, a "Supervisory Director"), officers and regular employees of the Company may solicit proxies in person or by facsimile, telex or telephone. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. The Company will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners of the common shares, par value NLG .03 per share, of the Company (the "Common Shares").

         At the close of business on March 20, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 30,515,616 Common Shares outstanding, each of which is entitled to one vote. The class of Common Shares is the only class of capital stock of the Company outstanding and entitled to notice of and to vote at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the outstanding Common Shares is required for a quorum. Common Shares abstained from voting will have the effect of a vote against a proposal. Broker non-votes will not be counted to determine the shareholders entitled to vote on a proposal, and will not affect the outcome of the vote on such matter.

         A copy of the Company's Annual Report on Form 10-K, including the financial statements, schedules and exhibits thereto, may be obtained without charge by written request to John D. Denson, Secretary, in care of Core Laboratories, Inc., 5295 Hollister Road, Houston, Texas 77040.

         This Proxy Statement and the accompanying proxy were first mailed to shareholders on or about March ___, 2000.

                                     ITEM 1

                        ELECTION OF SUPERVISORY DIRECTORS

         The articles of association of the Company provide for one or more Supervisory Directors. The Supervisory Directors are proposed by the Supervisory Board and elected at each annual meeting of shareholders by the affirmative vote of the holders of a majority of the Common Shares present in person or by proxy. The shareholders may override the proposal of the Supervisory Board by a vote of two-thirds of the votes cast at the meeting if more than one-half of the outstanding share capital is present or represented. The Supervisory Board is divided into Classes I, II and III, the terms of office of which are scheduled to expire on the dates of the annual meeting of shareholders in 2003, 2002 and 2001, respectively.

         During 1999, the Supervisory Board consisted of eight directors. This year, one of the Supervisory Directors, Mr. James A. Read, is not standing for reelection and the Supervisory Board is proposing three new independent Supervisory Directors for election to the Supervisory Board. Accordingly, the Supervisory Board will consist of ten Supervisory Directors upon their election at the Annual Meeting. Four of the nominees (David M. Demshur, Rene R. Joyce, Timothy J. Probert and Jacobus Schouten) will be elected as Class I Supervisory Directors for a term expiring 2003, three of the nominees (Bob G. Agnew, D. John Ogren and Joseph R. Perna) will be elected as Class II Supervisory Directors for a term expiring 2002 and three of the nominees (Richard L. Bergmark, Alexander Vriesendorp and Stephen D. Weinroth) will be elected as Class III Supervisory Directors for a term expiring 2001. At each future annual meeting of shareholders, the successors to the class of Supervisory Directors whose terms shall expire that year shall be elected to hold office for a term of three years and until their respective successors shall have been duly elected and qualified. All of the nominees for Supervisory Directors except Mr. Joyce, Mr. Ogren and Mr. Vriesendorp are presently members of the Supervisory Board.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. If at the time of or prior to the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Supervisory Board. The Supervisory Board has no reason to believe that any substitute nominee or nominees will be required. No proxy will be voted for a greater number of persons than the number of nominees named herein.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR SUPERVISORY DIRECTOR AS SET FORTH ABOVE, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

         The following table sets forth the names, ages and titles of the persons who have been nominated for election as Supervisory Directors:

                          CLASS I SUPERVISORY DIRECTORS
                               (TERM EXPIRES 2003)


NAME                          AGE     POSITION
----                          ---     --------
David M Demshur .........      45     President, Chief Executive Officer
                                       and Supervisory Director

Rene R. Joyce ...........      52     Supervisory Director

Timothy J. Probert ......      48     Supervisory Director

Jacobus Schouten ........      45     Supervisory Director

                         CLASS II SUPERVISORY DIRECTORS
                               (TERM EXPIRES 2002)


NAME                          AGE     POSITION
----                          ---     --------
Bob G. Agnew ............      69     Supervisory Director

D. John Ogren ...........      56     Supervisory Director

Joseph R. Perna .........      56     Supervisory Director


                         CLASS III SUPERVISORY DIRECTORS
                               (TERM EXPIRES 2001)


NAME                                    AGE     POSITION
----                                    ---     --------
Richard L. Bergmark ...............      46     Executive Vice President, Treasurer
                                                 and Supervisory Director

Alexander Vriesendorp .............      47     Supervisory Director

Stephen D. Weinroth ...............      61     Chairman of the Supervisory Board
                                                 and Supervisory Director

         Set forth below is a brief description of the business experience and length of service of the Supervisory Directors.

         Bob G. Agnew , until his retirement in 1994, was Manager of Drilling for International Operations for Exxon Company International (a division of Exxon Corporation) and a member of the Production Advisory Committee of Exxon Production Research Company. Mr. Agnew is a member of the Society of Petroleum Engineers and has served on its Drilling Technical Committee. He has served as a Supervisory Director since 1995.

         Richard L. Bergmark joined Western Atlas International, Inc. ("Western Atlas") as Treasurer in 1987. In 1991, he became the Area Manager for Finance and Administration for Europe, Africa and the Middle East operations of Western Geophysical. From 1994 until 1999, he served as Chief Financial Officer of the Company and in 1999 he was appointed Executive Vice President. Mr. Bergmark presently serves as Executive Vice President, Treasurer and a Supervisory Director of the Company. He has served as a Supervisory Director since 1995.

         David M. Demshur joined the Company in 1979 and has held various operating positions since that date, including Manager of Geological Sciences, Vice President of Europe, Africa and the Middle East in 1989, Senior Vice President of Petroleum Services in 1991 and President in 1994. Mr. Demshur presently serves as President, Chief Executive Officer and a Supervisory Director of the Company. He has served as a Supervisory Director since 1994. Mr. Demshur is a member of the Society of Petroleum Engineers, the American Association of Petroleum Geologists, Petroleum Exploration Society of Great Britain and the Society of Core Analysts Section of the Society of Professional Well Loggers Association.

         Rene R. Joyce served as President of Energy Services of Coral Energy, LLC from its acquisition by Shell Oil Company in 1998 until his retirement at the end of 1999. From 1980 until 1998, Mr. Joyce served as President of the operating companies of Tejas Gas Corporation, Coral's predecessor, and a New York Stock Exchange ("NYSE") listed company. Mr. Joyce is a member of the Louisiana State Bar Association and recently served on the Boards of the Southern Gas Association and Shell CO2 Company Ltd. He is also a member of other industry associations.

         D. John Ogren served as the President of Production Operators, Inc. from 1994 until 1999. Production Operators was listed on the Nasdaq Stock Market prior to its acquisition by Camco Int. in 1997 and Schlumberger's acquisition of Camco Int. in 1998. From 1992 until 1994, Mr. Ogren served as Senior Vice President of Conoco Inc. Mr. Ogren is currently a director of Visual Intelligence Systems, Inc. and an Advisory Director of Intrepid Energy (U.K.) Ltd. He is a member of the Society of Petroleum Engineers and is a registered professional engineer.

         Joseph R. Perna joined the Company as General Manager in 1985. In 1991, he was promoted to Senior Vice President, with responsibility for certain laboratory services operations and the Technology Products Division, a position he held until his retirement from the Company on March 31, 1998. Mr. Perna has served as a Supervisory Director since 1995.

         Timothy J. Probert has served as the President of Input/Output, Inc. since March 2000. From September 1995 until December 1999, Mr. Probert served as President of Baker Hughes Inteq (a business unit of Baker Hughes Inc., a diversified oil service company ("Baker Hughes")) and Vice President of Baker Hughes from March 1994 until December 1999. He joined Baker Hughes in 1972, where he has held various management positions, including Vice President of Drilling and Evaluation Technology for Baker Hughes Inteq, President of Eastman Teleco, President of Milpark Drilling Fluids and Vice President of Marketing for Baker Sand Control. Mr. Probert has served as a Supervisory Director since 1995.

         Jacobus Schouten has been an executive officer of First Britannia since 1989. Mr. Schouten has served as a Supervisory Director of the Company since 1994, and he is a member of the board of directors of various European companies, including CB Holdings SA.

         Alexander Vriesendorp has been a principal since 1996 of Shamrock Partners B.V. which serves as the manager for the Vreedenlust venture capital funds. Since 1998, Mr. Vriesendorp has served as Chief Executive Officer of RMI Holland B.V. in The Netherlands. From 1991 until 1995, he served as Chief Executive Officer of the Nienhuis Group in The Netherlands. Mr. Vriesendorp serves on the Supervisory Boards of various European companies. He is also a member of the board of the Leiden University Fund.

         Stephen D. Weinroth is a Partner of Andersen, Weinroth & Co., L.P., an investment firm, and a managing director of First Britannia Mezzanine N.V. ("First Britannia"), which position he has held since its inception in 1988. From 1993 to 1995, he served as Co-Chairman and Co-Executive Officer of VETTA Sports, Inc., an international bicycle parts and accessories producer and distributor. Mr. Weinroth has been a Supervisory Director since 1994, the chairman of the Supervisory Board since 1995 and is a member of the board of directors of Hovnanian Enterprises, Inc.

EXECUTIVE OFFICERS

         The executive officers of the Company currently are David M. Demshur, Monty L. Davis, Richard L. Bergmark, John D. Denson and Randall D. Keys. Biographical information regarding Messrs. Demshur and Bergmark is set forth above. The following biography describes the business experience of the remaining executive officers. The executive officers are not Managing Directors of the Company for purposes of Dutch law.

         Monty L. Davis, who is 45 years of age, joined Western Atlas in 1977 holding various management positions including Atlas Wireline Division Financial Controller for Europe, Africa and the Middle East, Core Laboratories N.V. Division Vice President of Finance, and Atlas Wireline Division Vice President of Finance and Administration. In 1993, Mr. Davis joined Bovar Inc. of Calgary, Canada, as Chief Financial Officer, then Chief Operating Officer, and in 1995 President and Chief Executive Officer. Mr. Davis joined the Company as Senior Vice President in 1998, and subsequently was promoted to Chief Operating Officer.

         John D. Denson joined Western Atlas as Division Counsel in 1992, with responsibility for the Core Laboratories division. Mr. Denson, who is 42 years of age, presently serves as Vice President, General Counsel and Secretary of the Company. Mr. Denson is a member of the State Bar of Texas.

         Randall D. Keys, who is 40 years of age, joined the Company as Chief Financial Officer in July 1999, upon its acquisition of Coherence Technology Company, Inc., where he had served as Chief Financial Officer since 1998. During 1998, Mr. Keys served as Chief Financial Officer of Consolidated Graphics, Inc., a NYSE-listed printing company. From 1997 to 1998, Mr. Keys was Chief Financial Officer of 3DX Technologies, Inc. a NASDAQ-listed seismic technology company and from 1994 to 1997 Mr. Keys was Treasurer for Norcen Explorer, Inc., a Canadian-based exploration and production company. Mr. Keys is a certified public accountant.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information, as of December 31, 1999, with respect to the Common Shares beneficially owned by (a) each person known by the Company to own beneficially five percent or more of the Common Shares, (b) each Supervisory Director and nominee for Supervisory Director, (c) each of the executive officers and (d) all Supervisory Directors, nominees for Supervisory Director and executive officers as a group.


                                                                   COMMON SHARES OF              PERCENTAGE OF
                                                                CORE LABORATORIES N.V.           COMMON SHARES
               NAME OF BENEFICIAL OWNER (1)                       BENEFICIALLY OWNED              OUTSTANDING
-----------------------------------------------------------    -------------------------    -------------------------
First Britannia Mezzanine N.V. (2) .........................          4,202,534                      13.8%
Lord, Abbett & Co. (3) .....................................          2,190,520                       7.2%
Franklin Resource, Inc. (4) ................................          1,726,800                       5.7%
Stephen D. Weinroth ** (5) .................................            441,500                       1.5%
David M. Demshur ** ........................................            319,113                       1.1%
Richard l. Bergmark ** .....................................            197,219                         *
Joseph R. Perna ** .........................................            116,744                         *
John D. Denson ** ..........................................             54,909                         *
Timothy J. Probert ** ......................................             25,000                         *
Bob G. Agnew ** ............................................             24,600                         *
Rene R. Joyce ..............................................             20,000                         *
Monty L. Davis ** ..........................................             19,012                         *
Randall D. Keys ............................................              1,309                         *
D. John Ogren ..............................................              1,000                         *
Jacobus Schouten ...........................................                 --                         *
Alexander Vriesendorp ......................................                 --                         *
All Supervisory Directors, nominees for Supervisory
Director and executive officers as a group .................          1,220,406                       4.0%

---------------

*    Represents less than 1%.
** Includes the following shares which may be acquired within 60 days through the exercise of stock options: Mr. Weinroth, 44,000; Mr. Demshur, 88,750; Mr. Bergmark, 102,000; Mr. Perna, 10,000; Mr. Denson, 33,000; Mr. Probert, 24,000; Mr. Agnew, 24,000; Mr. Davis, 15,000; Mr. Keys, 718.

(1) Unless otherwise indicated, each person has sole voting power and investment power with respect to the Common Shares listed.

(2) The business address of First Britannia is de Ruyterkade 62, Curacao, Netherlands Antilles.

(3) As reported on Schedule 13G dated February 2, 2000. The business address of Lord, Abbett & Co. is 90 Hudson Street, Jersey City, NJ 07302.

(4) As reported on the Schedule 13G/A dated January 20, 2000, the shares reported by Franklin Resource, Inc. ("Franklin Resource") are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct or indirect investment advisory subsidiaries of Franklin Resource. Such advisory contracts grant to the advisory subsidiaries all investment and/or voting power over the shares. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of Franklin Resource and are the principal shareholders of Franklin Resource. Franklin Resource and the Principal Shareholders may be deemed to be, for purposes of Rule 13d-3 under the 1934 Act, the beneficial owner of securities held by persons and entities advised by Franklin Resource subsidiaries. Franklin Resource, the Principal Shareholders and each of the advisory subsidiaries disclaim economic interest or beneficial ownership in any of the shares. The business address of Franklin Resource is 777 Mariners Island Blvd, San Mateo, CA 94404.

(5) Mr. Weinroth is a Managing Director of First Britannia, and the numbers above do not reflect any Common Shares owned by First Britannia.

COMMITTEES OF THE SUPERVISORY BOARD

     The Supervisory Board has two standing committees, the identities, memberships and functions of which are described below.

         Audit Committee. The members of the Audit Committee of the Supervisory Board are Messrs. Agnew and Weinroth. The Audit Committee's functions include making recommendations concerning the engagement of independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants and reviewing the adequacy of the Company's internal accounting controls.

         Compensation Committee. The members of the Compensation Committee of the Supervisory Board (the "Compensation Committee") are Messrs. Perna, Probert and Weinroth. The Compensation Committee's functions include a general review of the Company's compensation and benefit plans to ensure that they are properly resigned to meet corporate objectives. The Compensation Committee reviews the Chief Executive Officer's recommendations on (a) compensation of the senior executive officers of the Company, (b) granting of awards under the Company's stock option and other benefit plans and (c) adopting and changing major compensation policies and practices of the Company. In addition to reviewing the compensation for the Chief Executive Officer, the Compensation Committee reports its recommendations to the whole Supervisory Board for approval. The Compensation Committee also oversees the Company's 1995 Long-Term Incentive Plan, as amended (the "Incentive Plan") and the 1995 Nonemployee Directors Stock Option Plan, as amended (the "Nonemployee Director Plan").

INFORMATION REGARDING MEETINGS

         The Supervisory Board held four meetings in 1999, the Audit Committee held two meetings in 1999 and the Compensation Committee held two meetings in 1999. Each Supervisory Director attended at least 75% of the meetings of the Supervisory Board and of the committees (if any) on which such person serves, with the exception of Mr. Read, who attended no meetings.

DIRECTOR COMPENSATION

         Each Supervisory Director who is not a full-time employee of the Company is paid (a) an annual retainer of $24,000, payable semiannually in arrears, (b) $1,000 per meeting of the Supervisory Board at which such individual is present in person, (c) $750 per meeting of any committee thereof at which such individual is present in person, (d) an additional $500 per meeting for each committee meeting for which the individual is chairperson and
(e) reimbursement for all out of pocket expenses incurred in attending any meeting of the Supervisory Board or any committee thereof. Supervisory Directors who are full-time employees of the Company receive no compensation for serving as Supervisory Directors.

         The Nonemployee Director Plan provides for the issuance of up to 200,000 Common Shares to eligible Supervisory Directors of the Company. As of March 16, 2000, options exercisable for substantially all the approved amount of 200,000 Common Shares had been issued or awarded pursuant to the Nonemployee Director Plan since 1995. If the amendment to the Nonemployee Director Plan proposed in Item 7 is approved by the requisite number of shareholders, an additional 500,000 Common Shares will be available for issuance to eligible Supervisory Directors. Under the Nonemployee Director Plan, each eligible director is generally granted an option to acquire 1,000 Common Shares on the date such individual first becomes an eligible director. In addition, an option to acquire 10,000 Common Shares will be granted yearly to each nonemployee Supervisory Director and an option to acquire 20,000 Common Shares will be granted to the Chairman of the Supervisory Board on the first date in the calendar year set by the Supervisory Board for the issuance of stock options to more than 10 employees under the Company's 1995 Long-Term

Incentive Plan. The options will be exercisable for a period of up to ten years and will vest one year following the date of grant. The exercise price of options granted under the Nonemployee Director Plan equals the market price of the Common Shares on the date of grant.

                             EXECUTIVE COMPENSATION

         The following table summarizes, with respect to the Company's Chief Executive Officer and each of the four other most highly compensated executive officers whose salary and bonus compensation from the Company exceeded $100,000 in 1999 (collectively, the "Named Executive Officers"), certain information relating to the compensation earned for services rendered in all capacities during fiscal years 1997 through 1999.

                           SUMMARY COMPENSATION TABLE


                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                           -------------------
                                                                                               SECURITIES
                                                             ANNUAL COMPENSATION (1)           UNDERLYING
                                               FISCAL    --------------------------------       OPTIONS             ALL OTHER
  NAME AND PRINCIPAL POSITION                   YEAR          SALARY           BONUS            (NUMBER)         COMPENSATION (2)
  ---------------------------                 ----------  ---------------   --------------  -------------------  ----------------
David M. Demshur, President and
    Chief Executive Officer .............      1999       $  400,000         $   65,000         80,000             $   16,150
                                               1998          317,539            230,000         35,000                 21,583
                                               1997          246,529            252,800         55,000                 16,431

Richard L. Bergmark, Executive Vice
    President and Treasurer .............      1999       $  222,019         $   30,000         40,000             $   16,150
                                               1998          196,846             94,886         20,000                 20,874
                                               1997          171,019            130,300         96,000                 15,428

Monty L. Davis, Chief Operating
    Officer and Senior Vice President ...      1999       $  214,039         $   45,000         40,000             $   18,317
                                               1998          145,730             90,573         30,000                 17,592

John D. Denson, Vice President,
    General Counsel and Secretary .......      1999       $  184,039         $   25,000         25,000             $   17,632
                                               1998          156,692             51,750         10,000                 21,876
                                               1997          128,026             64,600         16,000                 15,418

Randall D. Keys,  Chief Financial
    Officer (3) .........................      1999       $  128,385         $   20,000         10,000             $    6,948
                                               1998           12,769                 --          2,875                     --

----------------

(1) During the years ending December 31, 1997, 1998 and 1999, perquisites for each individual named in the Summary Compensation Table aggregated less than 10% of the total annual salary and bonus reported for such individual in the Summary Compensation Table. Accordingly, no such amounts are included in the Summary Compensation Table.

(2) Consists of matching contributions and contributions by the Company through its retirement plans, amounts paid under certain insurance plans and a transportation allowance.

(3) Includes amounts paid by Coherence Technology Company, Inc. ("Coherence") which was acquired by the Company in July 1999. Mr. Keys joined Coherence in November 1998.

STOCK OPTION GRANTS

         The following table sets forth certain information with respect to stock option grants made to the Named Executive Officers during 1999 under the Incentive Plan.







                                   OPTION GRANTS IN LAST FISCAL YEAR                                POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS                                           VALUE AT ASSUMED
                              -------------------------------------------                                ANNUAL RATE
                                NUMBER OF     % OF TOTAL                                                OF STOCK PRICE
                               SECURITIES      OPTIONS                                                 APPRECIATION FOR
                               UNDERLYING     GRANTED TO      EXERCISE OF                              OPTION TERM (1)
                                 OPTIONS      EMPLOYEES        BASE PRICE                           --------------------
     NAME                        GRANTED       IN 1999         ($/SH)          EXPIRATION DATE          5%          10%
     ----                      ----------     ----------      -----------      ---------------      ---------- ---------
     David M. Demshur ........    80,000         12.1           13.0625         April 7, 2009       1,702,195   2,710,461
     Richard L. Bergmark .....    40,000          6.0           13.0625         April 7, 2009         851,097   1,355,230
     Monty L. Davis ..........    40,000          6.0           13.0625         April 7, 2009         851,097   1,355,230
     John D. Denson ..........    25,000          3.8           13.0625         April 7, 2009         531,936     847,019
     Randall D. Keys .........    10,000          1.5           14.0000          July 1, 2009         228,045     363,124

-------------

(1) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of Common Shares appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by the SEC and therefore is not intended to forecast possible future appreciation, if any, of the price of Common Shares.

1999 OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth for the Named Executive Officers in the Summary Compensation Table above information regarding options held by them at December 31, 1999.


                                                                                            VALUE OF SECURITIES
                                                            SECURITIES UNDERLYING          UNDERLYING UNEXERCISED
                              SHARES                     UNEXERCISED OPTIONS HELD AT          OPTIONS HELD AT
                            ACQUIRED ON                       DECEMBER 31, 1999            DECEMBER 31, 1999 (1)
                             EXERCISE        VALUE       -----------------------------  -----------------------------
           NAME              OF OPTION      REALIZED      EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-------------------------  --------------  ------------  -------------- --------------  -------------- --------------
David M. Demshur ........        --            --            66,250        133,750         $743,571      $806,479
Richard L. Bergmark .....        --            --            73,000         103,00          834,737       843,807
Monty L. Davis ..........        --            --             7,500         62,500           11,018       304,312
John D. Denson ..........        --            --            26,500         40,500          316,928       272,307
Randall D. Keys .........        --            --               718         12,157              --         58,440

----------------

(1) Computed based on the difference between aggregate fair market value and aggregate exercise price. The fair market value of the Common Shares on December 31, 1999 was based on the average of the high and low sales prices on the NYSE on such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Supervisory Directors, executive officers and persons who own more than ten percent of the Common Shares of the Company to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of Common Shares with the SEC and the NYSE. Supervisory Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge based solely on its review of the copies of such reports received by it and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during the fiscal year ending December 31, 1999, its Supervisory Directors, executive officers and ten percent shareholders complied with the applicable
Section 16(a) filing requirements.

TRANSACTIONS WITH MANAGEMENT AND CERTAIN SHAREHOLDERS

         Set forth below is a description of certain transactions entered into between the Company and certain of its Supervisory Directors and shareholders.

Transactions with Shareholders

         The Company and the holders of Common Shares prior to the initial public offering of the Company are parties to a Registration Rights Agreement, dated as of September 15, 1995 (the "Registration Rights Agreement"). Upon the request from one or more shareholders holding at least 15% of the then outstanding Common Shares (the "Requesting Holders"), the Company is required to file a registration statement under the Securities Act of 1933, as amended (the "Securities Act") to register the Common Shares held by the requesting holders and any other shareholders who are parties to the Registration Rights Agreement and who desire to sell Common Shares. The holders of Common Shares who are parties to the Registration Rights Agreement are subject to a maximum of two requests in total as well as a maximum of one request in any three-month period. Subject to certain conditions and limitations, the Registration Rights Agreement provides that holders of registrable Common Shares may participate in a registration by the Company of any of its Common Shares in an underwritten offering. In the case of both types of registration, the number of Common Shares that may be registered is subject to limitation if the managing underwriter determines that market conditions require such a limitation. The rights conferred by the Registration Rights Agreement are transferable to transferees of the Common Shares. The Company is generally required to bear all registration expenses (other than underwriting discounts and commissions) in connection with these registrations. No shareholder subject to the Registration Rights Agreement owns greater than 15% of the Company's outstanding Common Shares.

         During the year ended December 31, 1999, the Company purchased computer equipment and software development and implementation services totaling $1,127,000 from a company whose sole owner is a family member of an officer of the Company. Services under this arrangement were completed during the third quarter of 1999 and there were no amounts outstanding as of December 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, no executive officer served as (a) a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a Supervisory Director or (b) a director of another entity, one of whose executive officers served on the Supervisory Board or the board of directors of a subsidiary of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee's responsibilities are (a) to oversee the development of the compensation program for the Company's officers and managerial employees, (b) to administer the incentive and stock option plans, including approval of grants and awards under these plans and (c) to establish the compensation program for the Chief Executive Officer and the other executive officers. During 1999, the Compensation Committee was comprised of the following Supervisory Directors, all of whom were non-employee Supervisory Directors of the Company: Joseph R. Perna, Timothy J. Probert and Stephen D. Weinroth.

Executive Compensation Philosophy

         The objective of the compensation program for officers and managers is to create strong financial incentives for corporate and division officers and managers to increase profits, revenues and operating efficiency, which are expected to lead to an increase in shareholder value. The following objectives guide the Compensation Committee in its deliberations:

         o Provide a competitive compensation program that enables the Company to attract and retain key executives and Supervisory Board members.

         o Ensure a strong relationship between the performance results of the Company and its divisions and the total compensation received.

         o Balance both annual and longer term performance objectives of the Company.

         o Encourage executives to acquire and retain meaningful levels of Common Shares.

         o Work closely with the Chief Executive Officer to ensure that the compensation program supports the management style, objectives and culture of the Company.

         In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash incentive compensation and longer term stock-based grants and awards.

         Market Comparisons. Primary market comparisons for executive compensation are made to other oilfield service companies, adjusted for size and job responsibilities. The companies used for market comparisons in the development of the compensation program are broader than those used in the performance graph presented elsewhere in this proxy statement and are used because they are more representative of the market in which the Company competes for executive talent. Data sources include oilfield industry surveys, national survey databases and general trend data provided by consultants.

         Variable Incentives. Variable incentives, both annual and longer term, are major components of the program and are used to link pay with performance results appropriate to each executive officer or manager. Variable incentive awards and performance objectives are calibrated such that total compensation will approximate the market 50th percentile when the Company's performance plans are achieved and exceed the 50th percentile when the Company's performance plans are exceeded.

         Internal Revenue Code Section 162(m). Internal Revenue Code Section 162(m) imposes a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid executive officers. In particular, compensation that is determined to be "performance based" is exempt from this limitation. To be "performance based", incentive payments must use predetermined objective standards, limit the use of discretion in making awards and be certified by the Compensation Committee made up of "outside directors." The Compensation Committee will continue to monitor these issues and will take appropriate action if it is warranted in the future.

EXECUTIVE COMPENSATION PROGRAM

         The following is a discussion of each of the principal components of the executive total compensation program.

         Base Salary. The base salary program targets the median of the primary comparison group for corporate and divisional officers and managers. Each executive is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, the individual's performance during the prior year, the general movement of salaries in the marketplace and the Company's financial position. As a result of these factors, an executive's base salary may be above or below the targeted median at any point in time.

         Annual Incentive Compensation. The Company administers an annual incentive plan for its corporate and divisional officers and managers. The goal of the plan is to reward participants in proportion to (a) the performance of the Company as a whole and the division for which they have direct responsibility and (b) their individual contributions to the Company's success.

         For 1999, corporate participants were measured on earnings before interest and taxes ("EBIT") and earning per share, while division participants were also measured on working capital management. In addition, a discretionary component was included as part of the plan to recognize outstanding effort and dedication. The measures were weighted substantially equally.

         If budgeted performance is achieved, the resulting incentive awards, in combination with base salary, are targeted at the 50th percentile of the market. The actual corporate performance results and executive total cash compensation levels for 1999 were below this level.

         Supplemental Executive Retirement Plans. The Company has adopted the Core Laboratories Supplemental Executive Retirement Plan (the "Group SERP"), effective January 1, 1998, and as amended July 29, 1999, for the benefit of certain key employees and outside directors of the Company. The Group SERP was established to provide additional retirement income to the participants and death benefits to the participants' designated beneficiaries as a reward for the participants' contributions to the success and growth of the Company. The four participants in the Group SERP are Richard L. Bergmark, David M. Demshur, Joseph
R. Perna and Stephen D. Weinroth. Each participant is entitled to receive a retirement benefit of $250,000 per year, which begins on the participant's retirement date and is paid in annual installments until the participant's death. If a participant dies on or after his retirement date and prior to receiving 15 annual installments of his retirement benefit, then the participant's designated beneficiary is entitled to receive $250,000 each year until such payments have been made for an aggregate of 15 years to both the participant and such designated beneficiary. If the participant dies before his retirement date, the designated beneficiary of the deceased participant is entitled to receive $225,000 each year for 15 years. Each participant's benefit under the Group SERP is fully vested and fully accrued. Benefits under the Group SERP may be forfeited only in the event of a participant's termination for cause.

         The Company has also adopted the Core Laboratories Supplemental Executive Retirement Plan for Monty L. Davis and the Core Laboratories Supplemental Executive Retirement Plan for John D. Denson , each as amended and effective January 1, 1999 (the "Individual SERPs"). The Individual SERPs were established to provide additional retirement income for Mr. Davis and Mr. Denson and death benefits for their designated beneficiaries as a reward for Messrs. Davis' and Denson's contributions to the success and growth of the Company. Each participant in an Individual SERP is entitled to receive a retirement benefit commencing on his retirement date. The amount of the participant's retirement benefit under an Individual SERP is determined using a formula that takes into consideration the participant's compensation, years of employment, and a five year vesting schedule, and is paid in annual installments until the participant's death. Vesting in this retirement benefit is accelerated upon a "change in control." If a participant dies on or after his retirement date and prior to receiving 15 annual installments of his retirement benefit, then the designated beneficiary of the deceased participant is entitled to receive the payments the deceased participant would have received if the participant's death had not occurred. Such payments will continue until payments for an aggregate of 15 years have been made to both the participant and his designated beneficiary. If a participant dies prior to his retirement date, the designated beneficiary of the deceased participant is entitled to receive annual payments for 15 years, and the amount of such payments is determined using a formula similar to that described above. Benefits under an Individual SERP may be forfeited upon a participant's termination for cause.

         The Company has purchased insurance coverage on the lives of Messrs. Bergmark, Davis, Denson, Demshur and Perna to assist it in providing benefits under the Group SERP and Individual SERP's. The Company is the owner and beneficiary of the insurance coverage. The Company is obligated to pay the total premium of $319,500 and $82,191 each year for the Group SERP and the Individual SERPs, respectively, until the policies are paid up (which is anticipated to be in 2005). Based on actuarial calculations (including a 12% interest rate assumption), the Company expects that the death benefits paid to the Company under the insurance policies will be sufficient to cover the costs of the Group SERP and Individual SERP's benefits and the policy premium payments. However, to the extent the death benefits under the policies are insufficient to cover those costs, the Company is obligated to pay the remainder out of its other general assets and absorb any shortfall. In the event of a "change of control," the Company is obligated to fully fund the amount of the retirement benefits and death benefits of all six participants in the Group and Individual SERPs and their designated beneficiaries. The amount of the "change of control" contribution is the lesser of (i) the total amount due under the terms of the Group and Individual SERPs, or (ii) the amount of unpaid premiums on any insurance policies held by the trust through the seventh anniversary of the date of the purchase of each such policy.

         Deferred Compensation Plan. Core Laboratories, Inc., a subsidiary of the Company, has adopted a deferred compensation plan that allows certain officers, including all of the Named Executive Officers, to defer a portion of their salary, bonus, and commissions, as well as the amount of any reductions in their deferrals under the Core Laboratories, Inc. Profit Sharing and Retirement Plan (the "401(k) Plan") due to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The plan also provides for employer contributions to be made on behalf of participants equal in amount to certain forfeitures of, and/or reductions in, employer contributions that participants could have received under the 401(k) Plan in the absence of certain limitations imposed by the Code. These employer contributions vest gradually over a period of five years. Discretionary employer contributions may also be made on behalf of participants in the plan and are subject to discretionary vesting schedules determined at the time of such contributions. Vesting in all employer contributions is accelerated upon the death of the participant or a "change in control." Employer contributions under the plan are forfeited upon a participant's termination of employment to the extent they are not vested at that time.

         Stock Based Compensation. Stock ownership by corporate and divisional management is encouraged through the use of the Incentive Plan which provides for the award of Common Share options and awards. The Compensation Committee and management believe that widespread Common Share ownership by key employees is an important means of encouraging superior performance and employee retention. Common Share option grants are considered annually based on competitive multiples of base salary. Senior executives typically have a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company targets the market median among publicly-held oilfield service companies of similar size.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer, David M. Demshur, participates in the executive compensation program described above. In establishing the base salary for Mr. Demshur, the Compensation Committee assessed the pay levels for chief executive officers in similar companies in the oilfield service industry and the profit performance of the Company. In 1999, Mr. Demshur's base salary was $400,000. He will also receive an annual incentive award of $65,000. This award was granted on a discretionary basis by the Compensation Committee for his extraordinary efforts in a challenging and difficult industry environment. Mr. Demshur received 80,000 stock options in 1999.

                             COMPENSATION COMMITTEE
                               Timothy J. Probert
                               Joseph R. Perna
                               Stephen D. Weinroth


                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following performance graph compares the performance of the Common Shares to the Standard & Poor's 500 Index and the Standard & Poor's Oil Well Equipment and Services Index (the "New Peer Group") for the period beginning September 20, 1995 and ending January 31, 1999 . Data for the Company's previous peer group (which included Input/Output Inc., Newpark Resources, Inc., Baker Hughes, Inc. and Varco International Inc.) is also presented (the "Old Peer Group"). The Company is using a new index (the New Peer Group) that it believes better reflects the overall performance of the industry in which the Company competes. The graph assumes that the value of the investment in the Common Shares and each index was $100 at September 20, 1995 (using the initial public offering price of $6.00 for the Common Shares, after giving effect to the 2 for 1 stock split in December 1997) and that all dividends were reinvested. The Common Shares began trading on the Nasdaq Stock Market in September 1995. In July, 1998 the Common Shares ceased trading on the Nasdaq Stock Market and began trading on the New York Stock Exchange. Prior to September 1995 there was no market in the Common Shares and, accordingly, full five year data is unavailable.

                   COMPARISON OF QUARTERLY CUMULATIVE RETURNS
                          AMONG CORE LABORATORIES N.V.,
                     PEER GROUP INDEX AND THE S&P 500 INDEX


                            9/20/95   12/31/95    3/31/96    6/30/96   9/30/96   12/31/96    3/31/97   6/30/97   9/30/97  12/31/97
                            -------   --------    -------    -------   -------   --------    -------   -------   -------  --------
Core Laboratories
  N.V ...................   100.000    100.000    102.083    120.451   129.071    135.421    141.391   187.870   222.485   225.699
Old Peer Group ..........   100.000    131.978    145.357    158.769   152.070    146.896    150.195   167.886   198.540   194.199
New Peer Group ..........   100.000    109.327    125.536    129.099   128.040    142.171    148.294   164.610   193.013   190.579
S&P 500 Index ...........   100.000    104.970    109.770    113.664   116.151    123.925    126.136   143.045   150.065   152.509


                              3/31/98      6/30/98      9/30/98     12/31/98      3/31/99      6/30/99     9/30/99     12/31/99
                              -------      -------      -------      -------      -------      -------     -------     --------
Core Laboratories
  N.V ...................     260.647      249.365      229.134      240.004      231.836      211.549     245.928      252.237
Old Peer Group ..........     190.079      155.468      118.256      107.648      131.701      155.935     146.388      123.119
New Peer Group ..........     188.074      178.688      148.609      142.305      172.631      186.233     179.451      173.945
S&P 500 Index ...........     166.041      164.593      152.351      173.841      184.449      191.161     184.605      199.147

         The foregoing stock price performance comparisons shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this graph by reference, and shall not otherwise be deemed filed under such acts.

         There can be no assurance that the Common Share performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future performance of the Common Shares.

                                     ITEM 2.

                           APPROVAL OF ANNUAL ACCOUNTS

         At the Annual Meeting, the shareholders of the Company will be asked to approve the Dutch Statutory Annual Accounts of the Company for the fiscal year ending December 31, 1999, as required under Dutch law and the articles of association. In accordance with Article 408 of the Dutch Civil Code, the Annual Accounts are the annual accounts of the Company and its participation and do not represent the consolidated accounts of the Company and all of its subsidiaries as presented in the Consolidated Financial Statements contained in the Annual Report of the Company for the year ending December 31, 1999.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to adopt the Annual Accounts.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE ANNUAL ACCOUNTS, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 3.

                EXTENSION OF AUTHORITY OF MANAGEMENT BOARD UNTIL
                      OCTOBER 27, 2001 TO REPURCHASE SHARES

         Under Dutch law and the current articles of association, the Company, subject to certain Dutch statutory provisions, may repurchase up to 10% of the Company's outstanding share capital in open market purchases at any price not to exceed $200.00 or its equivalent in other currencies. Any such purchases are subject to the approval of the Supervisory Board and the authorization of shareholders at the annual meeting of shareholders, which authorization may not continue for more than 18 months. In connection with the initial public offering of the Company's Common Shares in September 1995, the shareholders authorized the Management Board to make such repurchases for a period of 18 months. At each annual meeting of the shareholders subsequent to 1995, the shareholders have extended the period such that the current period is set to expire on November 26, 2000.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for an additional 18-month period from the date of the Annual Meeting until October 27, 2001.

         The affirmative vote of the holders of a majority of the Company's Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authorization of the management board to repurchase up to 10% of the outstanding share capital of the Company for an additional 18-month period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE MANAGEMENT BOARD TO REPURCHASE UP TO 10% OF THE OUTSTANDING SHARE CAPITAL OF THE COMPANY UNTIL OCTOBER 27, 2001 AT A PRICE OF NOT MORE THAN $200.00 PER SHARE, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 4.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
         TO ISSUE SHARES OF CORE LABORATORIES N.V. UNTIL APRIL 27, 2005

         Under Dutch law and the articles of association, the Company's Supervisory Board has the power to issue shares of the Company's share capital if and insofar as the Supervisory Board has been designated at the annual meeting of shareholders as the authorized body for this purpose. A designation of the Supervisory Board to issue shares may be effective for a specified period of up to five years and may be renewed on an annual rolling basis. In connection with the initial public offering of the Company's Common Shares in September 1995, the shareholders authorized the Supervisory Board to issue shares and/or rights on shares for five years. At each annual meeting of the shareholders subsequent to 1995, the shareholders have extended the period such that the current period is set to expire on May 26, 2004.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until April 27, 2005. The Company is listed on the NYSE and accordingly, the issuance of additional shares will remain subject to the rules of the NYSE. In particular, the NYSE requires shareholder approval for the issuance of shares of common stock in excess of twenty percent of the outstanding shares except for public offerings for cash or bona fide private offerings at a price greater than both the book and market value of a company's common stock.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authority of the Supervisory Board to issue and/or to grant rights (including options to purchase) on common and/or preferred shares of the Company for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO ISSUE AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) ON COMMON AND/OR PREFERENCE SHARES OF THE COMPANY UNTIL APRIL 27, 2005, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 5.

                   EXTENSION OF AUTHORITY OF SUPERVISORY BOARD
          TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS UNTIL APRIL 27, 2005

         Holders of Common Shares (other than employees of the Company and its subsidiaries who are issued Common Shares pursuant to the exercise of options granted under the Incentive Plan or the Nonemployee Director Plan) have a pro rata preemptive right of subscription to any Common Shares issued for cash unless such right is limited or eliminated. Holders of Common Shares have no pro rata preemptive subscription right with respect to any Common Shares issued for consideration other than cash. If designated for this purpose at the annual meeting of shareholders, the Supervisory Board has the power to limit or eliminate such rights. A designation may be effective for up to five years and may be renewed for successive five-year periods. In connection with the initial public offering of the Company's Common Shares in September 1995, the shareholders authorized the Supervisory Board for a five-year period to limit or eliminate from time to time the preemptive rights of holders of such Common Shares. At each annual meeting subsequent to 1995, the shareholders have extended the period such that the current period is set to expire on May 26, 2004.

         At the Annual Meeting, the shareholders will be asked to approve a further extension of this authority for a five-year period from the date of the Annual Meeting until April 27, 2005. As long as the Company remains listed on the NYSE, the issuance of Common Shares by the Company will remain subject to the rules of the NYSE including limitations on the ability of the Company to issue shares without shareholder approval. See Item 4 for a discussion of the NYSE rules regarding stock issuance.

         The affirmative vote of the holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to extend the authority of the Supervisory Board to limit or eliminate the preemptive rights of holders of Common Shares for a five-year period from the date of the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE EXTENSION OF THE AUTHORITY OF THE SUPERVISORY BOARD TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL APRIL 27, 2005, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 6.

                 AMENDMENT TO THE 1995 LONG-TERM INCENTIVE PLAN

         At the Annual Meeting, the shareholders will be asked to approve an amendment to the Incentive Plan to increase the number of Common Shares that may be issued pursuant to the Incentive Plan by 2,500,000 shares. As of March 16, 2000, substantially all the previously approved amount of 2,900,000 Common Shares had been issued since 1995. The increase in Common Shares sought represents approximately 8% of the Company's outstanding shares on a fully diluted basis. The Supervisory Board approved the amendment on February 24, 2000, subject to shareholder approval at the Annual Meeting. Set forth below is a summary of the principal features of the Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request at the Company's principal offices at Herengracht 424, 1017 BZ Amsterdam, The Netherlands,
Attention: Mr. Jacobus Schouten.

GENERAL

         The Incentive Plan is designed to retain selected employees of the Company and its subsidiaries and reward them for making significant contributions to the success of the Company and its subsidiaries. These objectives are to be accomplished by making awards under the Incentive Plan and thereby providing participants with a proprietary interest in the growth and performance of the Company and its subsidiaries. Accordingly, the Incentive Plan provides for granting (a) "incentive stock options" as defined in Section 422 of the Code, (b) stock options that do not constitute incentive stock options ("nonqualified stock options") and (c) "restricted shares" that are either (1) Common Shares that are restricted or subject to forfeiture provisions or (2) a credit of units to a bookkeeping account maintained by the Company evidencing accrual to a participant of unsecured and unfunded conditional rights to acquire Common Shares.

NUMBER OF SHARES SUBJECT TO THE INCENTIVE PLAN

         Currently, the aggregate maximum number of Common Shares authorized to be issued under the Incentive Plan pursuant to grants of stock options and restricted shares is 2,900,000 Common Shares. As of March 16, 2000, substantially all of the previously approved amount of 2,900,000 Common Shares had been issued or awarded since 1995. If the proposed amendment to the Incentive Plan is approved by the requisite vote of the shareholders, a maximum of 2,500,000 additional Common Shares will be authorized to be issued pursuant to grants of stock options and restricted shares under the Incentive Plan. In each case, these numbers may be adjusted upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure. Common Shares related to awards under the Incentive Plan that are forfeited or terminated or that expire unexercised will again become available for the granting of awards under the Incentive Plan. Additionally, subject to adjustment upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure, the number of Common Shares that may be the subject of awards granted under the Incentive Plan to any one individual during any calendar year may not exceed 1,600,000 Common Shares.

ADMINISTRATION

         The Incentive Plan is administered by a committee (the "Committee") of, and appointed by, the Supervisory Board, and such committee must be comprised solely of two or more directors who are both (a) outside directors (within the meaning of Section 162(m) of the Code) and (b) nonemployee directors (within the meaning of Rule 16b-3 under the Exchange Act). No member of the Committee is eligible to receive an award under the Incentive Plan. The Compensation Committee currently serves as the Committee.

         The Committee has full authority, subject to the terms of the Incentive Plan, to establish rules and regulations for the proper administration of the Incentive Plan, to select the persons to whom awards are granted and to set the date of grant and the other terms of the awards.

         The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Incentive Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant awards to, or take other action with respect to, participants in the Incentive Plan who are subject to Section 16 of the Exchange Act.

ELIGIBILITY

         All of the employees of the Company and its subsidiaries (including an employee who may also be an officer or director of any such company) are eligible to participate in the Incentive Plan. The selection of employees, from among those eligible, who will receive awards under the Incentive Plan is within the discretion of the Committee.

EFFECTIVE DATE; AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

         The Incentive Plan was originally effective as of September 1, 1995. The Incentive Plan was amended and restated effective as of May 29, 1997. No further incentive stock options may be granted under the Incentive Plan on or after May 29, 2007. The Supervisory Board may from time to time amend, modify, suspend or terminate the Incentive Plan for any purpose except that (a) no amendment or alteration that would impart the rights of a holder of an award under the Incentive Plan may be made without the holder's consent, (b) no amendment or alteration will be effective prior to approval of the shareholders of the Company, to the extent such approval is then required pursuant to Rule 16b-3 under the Exchange Act or to the extent shareholder approval is otherwise required by applicable law, and (c) no amendment which materially modifies the requirements as to eligibility for participation in the Incentive Plan or that increases the total number of Common Shares authorized or available under the Incentive Plan may be adopted without the prior approval of the shareholders of the Company.

STOCK OPTIONS

         Option Contract; Status of Option; Term. All options will be evidenced by a written contract containing provisions consistent with the Incentive Plan and such other provisions as the Committee deems appropriate. The status of each grant of an option as an incentive stock option or a nonqualified stock option will be designated by the Committee at the time of grant. The term of each option will be as specified by the Committee at the date of grant (but not more than ten years in the case of incentive stock options). The effect of an employee's termination of employment will be controlled by the terms of the option contract that evidences each option grant.

         Size of Grant; Option Price. The number of shares for which an option is granted to an employee will be determined by the Committee. The option price will also be determined by the Committee, and, in the case of an incentive stock option, such option price will be no less than the fair market value of the Common Shares on the date that the option is granted. The option price upon exercise may be paid by an employee in cash, or, at the discretion of the Committee, in other Common Shares owned by the employee, by surrendering all or part of that or any other award under the Incentive Plan, or by any combination thereof.

RESTRICTED SHARES

         An award of restricted shares may consist of Common Shares or may be denominated in units of Common Shares. All or part of any such award may be subject to conditions established by the Committee and set forth in the written agreement evidencing such award, which conditions may include, but are not limited to, (a) the attainment of one or more performance targets established by the Committee that are based on (1) the price of a Common Share, (2) the Company's earnings before interest, taxes, depreciation, and amortization, (3) the Company's earnings per share, (4) the total return to holders of Common Shares based upon price appreciation and dividends paid, (5) the Company's market share, (6) the market share of a business unit of the Company designated by the Committee, (7) the Company's sales, (8) the sales of a business unit of the Company designated by the Committee, (9) the Company's cash flow or (10) the return on shareholders' equity achieved by the Company; (b) the award recipient's continued employment with the Company and its subsidiaries for a specified period of time; (c) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (d) a combination of any of the foregoing. Each award of restricted shares may have different conditions and restrictions, in the discretion of the Committee. Dividends or dividend equivalent rights may be extended to and made part of any award denominated in Common Shares or units of Common Shares, subject to such terms, conditions and restrictions as the Committee may establish.

TRANSFERABILITY

         Unless otherwise determined by the Committee and provided in an award agreement, awards under the Incentive Plan are generally not transferable except
(i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder (a "QDRO") or (iii) with the consent of the Committee. The preceding sentence notwithstanding, no award of an incentive stock option under the Incentive Plan will be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO.

CHANGE IN CONTROL

         The Incentive Plan provides that each stock option will become fully exercisable and the restrictions on restricted shares will lapse upon a change in control of the Company. A "change in control" is generally deemed to have occurred if (a) an event occurs that requires reporting under Regulation 14A of the Exchange Act, (b) any person other than a Supervisory Director or any person controlled by a Supervisory Director becomes a beneficial owner, directly or indirectly, of equity securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Supervisory Board, (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Supervisory Board immediately prior to such transaction or event constitute less than a majority of the Supervisory Board thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Supervisory Board (or who were subsequently elected with the approval of at least two-thirds of the members of the Supervisory Board still in office who were members at the beginning of the period) cease for any reason to constitute at least a majority of the Supervisory Board. Under certain circumstances, participants may be entitled to additional payments from the Company under the Incentive Plan in order to keep them whole with respect to certain golden parachute excise taxes imposed by the Code.

UNITED STATES FEDERAL INCOME TAX ASPECTS OF THE INCENTIVE PLAN

         Nonqualified Stock Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those granted under the Incentive Plan, and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the exercise of a nonqualified stock option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee, assuming any federal income tax reporting requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of a nonqualified stock option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a nonqualified stock option.

         Incentive Stock Options. The incentive stock options under the Incentive Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the shares on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

         Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

         Restricted Shares. An employee who has been granted restricted shares under the Incentive Plan consisting of Common Shares that are subject to forfeiture provisions will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the forfeiture provisions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the employee will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the period that the forfeiture restrictions apply will also be compensation to the employee and deductible as such by the Company. Notwithstanding the foregoing, the recipient of such restricted shares may elect to be taxed at the time of grant of the restricted shares based upon the fair market value of the shares on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company and
(c) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

         An employee who has been granted restricted shares under the Incentive Plan consisting of a credit of units to a bookkeeping account maintained by the Company evidencing accrual to such employee of unsecured and unfunded conditional rights to acquire Common Shares will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Upon expiration of the restrictions applicable to such restricted shares, the employee will realize ordinary income in an amount equal to the excess of the fair market value of the property distributed to the employee by the Company at that time over the amount, if any, paid by the employee for such property, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction.

         Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, the Company believes that the income generated in connection with the exercise of stock options granted by the Committee under the Incentive Plan that have an option exercise price that is at least equal to the fair market value of the shares subject to the option on the date of grant should qualify as performance-based compensation, and, accordingly, the Company's deductions for such compensation should not be limited by Section 162(m) of the Code. However,
Section 162(m) of the Code could limit the Company's deduction with respect to compensation income generated in connection with the exercise of an option granted by the Committee that had an option exercise price less than the fair market value of the shares on the date of grant. The Incentive Plan has been designed to provide flexibility with respect to whether restricted shares awarded by the Committee will qualify as performance-based compensation under
Section 162(m) of the Code. The Company believes that certain awards of restricted shares by the Committee under the Incentive Plan will so qualify and the Company's deductions with respect to such awards should not be limited by
Section 162(m). However, certain awards of restricted shares made by the Committee and all awards of options and restricted shares made by a delegate of the Committee will not qualify as performance-based compensation, and, therefore, the Company's compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation.

         The Incentive Plan is not qualified under section 401(a) of the Code.

         The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to the Incentive Plan. No consideration has been given to the effects of foreign, state, local, or other tax laws on the Incentive Plan or award recipients, or the application of Dutch tax law to the Company.

INAPPLICABILITY OF ERISA

         Based upon current law and published interpretations, the Company does not believe the Incentive Plan is subject to any of the provisions of ERISA.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the proposed amendment of the Long-Term Incentive Plan.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 LONG-TERM INCENTIVE PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 7.

          AMENDMENT TO THE 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

         At the Annual Meeting, the shareholders will be asked to approve an amendment to the Nonemployee Director Plan, to increase the number of Common Shares that may be issued pursuant to the Nonemployee Director Plan from 200,000 to 700,000. The Supervisory Board approved the amendment on February 24, 2000, subject to shareholder approval at the Annual Meeting. Set forth below is a summary of the principal features of the Nonemployee Director Plan. The summary, however, does not purport to be a complete description of all the provisions of the Nonemployee Director Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request at the Company's principal offices at Herengracht 424, 1017 BZ Amsterdam, The Netherlands, Attention: Mr. Jacobus Schouten.

OPTION GRANTS

         Pursuant to the Nonemployee Director Plan, each Supervisory Director who is not an employee of the Company is automatically granted nonqualified options ("Director Options") to purchase 1,000 Common Shares, generally on the date such person first becomes a nonemployee Supervisory Director. In addition, an option to acquire 10,000 Common Shares will be granted yearly to each nonemployee Supervisory Director and an option to acquire 20,000 Common Shares will be granted to the Chairman of the Supervisory Board on the first date in the calendar year set by the Supervisory Board for the issuance of stock options to more than 10 employees under the Incentive Plan. The purchase price of each Common Share that is subject to a Director Option granted pursuant to the Nonemployee Director Plan is equal to 100% of the fair market value of a Common Share on the date the Director Option is granted, which, so long as the Common Shares are quoted on the NYSE, will be the final closing sales price per Common Share on the date of the grant. The exercise price of the Director Options is payable in cash or in previously owned Common Shares held by the optionee for more than six months, valued at fair market value on the date of exercise, or any combination thereof.

NUMBER OF SHARES SUBJECT TO THE NONEMPLOYEE DIRECTOR PLAN

         Currently a maximum of 200,000 Common Shares may be issued pursuant to Director Options, subject to certain antidilution adjustments. As of March 16, 2000, options exercisable for substantially all the approved amount of 200,000 Common Shares had been issued or awarded pursuant to the Nonemployee Director Plan since 1995. If the proposed amendment to the Nonemployee Director Plan is approved by the requisite vote of shareholders, an additional 500,000 Common Shares will be available for issuance pursuant to Director Options, subject to certain antidilution adjustments. Additionally, Common Shares subject to Director Options that are forfeited or terminated or expire unexercised without the issuance of Common Shares to a nonemployee Supervisory Director will again become available for grant.

VESTING OF OPTIONS; CHANGE IN CONTROL

         Director Options are exercisable commencing on the first anniversary date following the date of grant. Upon a change in control of the Company, all outstanding Director Options will become immediately exercisable in full. A "change in control" is generally deemed to have occurred if (a) an event occurs that requires reporting under Regulation 14A of the Exchange Act, (b) any person other than a Supervisory Director or any person controlled by a Supervisory Director becomes a beneficial owner, directly or indirectly, of equity securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of at least two-thirds of the members of the Supervisory Board, (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Supervisory Board immediately prior to such transaction or event constitute less than a majority of the Supervisory Board thereafter or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Supervisory Board (or who were subsequently elected with the approval of at least two-thirds of the members of the Supervisory Board still in office who were members at the beginning of the period) cease for any reason to constitute at least a majority of the Supervisory Board.

STATUS AND TRANSFERABILITY OF OPTIONS

         None of the Director Options may be exercised after ten years from the date of grant. Director Options are not transferable other than by will or by the laws of descent and distribution, pursuant to a QDRO or with the consent of the Supervisory Board. In the event of termination of service as a Supervisory Director, the outstanding Director Options held by the Supervisory Director will expire one year after termination and may be exercised only to the extent that they were exercisable on the date of termination.

EFFECTIVE DATE; AMENDMENT AND TERMINATION OF THE NONEMPLOYEE DIRECTOR PLAN

         The Nonemployee Director Plan was originally effective as of September 1, 1995, and was amended effective as of May 29, 1997, and January 1, 1998. The proposed amendment to the Nonemployee Director Plan will be effective as of the date of the Annual Meeting if it is approved by the shareholders. The Supervisory Board has the right to amend, alter or discontinue the Nonemployee Director Plan at any time, except that (i) without the consent of the affected optionee, no amendment or alteration may be made that would impair the rights of any optionee under any Director Option theretofore granted and (ii) no amendment will be effective prior to approval of the shareholders of the Company, to the extent such approval is then required pursuant to Rule 16b-3 under the Exchange Act or to the extent shareholder approval is otherwise required by applicable legal requirements.

         Director Options are intended to be nonqualified stock options for U.S. federal income tax purposes. For a description of the federal income tax consequences of nonqualified stock options, see "United States Federal Income Tax Aspects of the Incentive Plan - Nonqualified Stock Options" above which provides a summary of certain U.S. federal income tax consequences applicable to the Nonemployee Director Plan. No consideration has been given to the effects of foreign, state, local or other tax laws on the Nonemployee Director Plan or award recipients, or the application of Dutch tax law to the Company.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the proposed amendment to the Nonemployee Director Plan.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN, AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 8.

               RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP
            AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2000

         The Supervisory Board has appointed the firm of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000 subject to ratification by the shareholders. Arthur Andersen LLP has acted as the Company's auditors since inception.

         The affirmative vote of holders of a majority of the Common Shares present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for 2000.

         In the event the appointment is not ratified, the Supervisory Board will consider the appointment of other independent accountants. The Supervisory Board may terminate the appointment of Arthur Andersen LLP as the Company's independent accountants without the approval of the shareholders of the Company whenever the Supervisory Board deems such termination necessary or appropriate. Representatives of Arthur Andersen LLP are not expected to be present at the Annual Meeting.

         THE SUPERVISORY BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP'S APPOINTMENT AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2000 AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

                                     ITEM 9.

                                  OTHER MATTERS

         The Supervisory Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                              SHAREHOLDER PROPOSALS

         Any proposals of holders of the Company's Common Shares intended to be presented at the Annual Meeting of shareholders of the Company to be held in 2001 must be received by the Company, addressed to the Secretary of the Company at its principal executive offices, no later than November 28, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                               By Order of the Board of Supervisory Directors


                               Jacobus Schouten
                               Supervisory Director


Amsterdam, The Netherlands
March __, 2000

                                                                      APPENDIX A


                             CORE LABORATORIES N.V.
                          1995 LONG-TERM INCENTIVE PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 29, 1997)


         1. OBJECTIVES. The Core Laboratories N.V. 1995 Long-Term Incentive Plan (the "Plan") is designed to retain selected employees of Core Laboratories N.V. (the "Company") and its Subsidiaries and reward them for making significant contributions to the success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under the Plan and thereby providing Participants with a proprietary interest in the growth and performance of the Company and its Subsidiaries. The Plan as set forth herein constitutes an amendment and restatement of the Plan as previously adopted by the Company and shall supersede and replace in its entirety such previously adopted plan. This amendment and restatement of the Plan shall be effective as of May 29, 1997, provided this amendment and restatement of the Plan is approved by the shareholders of the Company on such date at the Company's 1997 Annual Meeting of Shareholders. If this amendment and restatement of the Plan is not so approved by the shareholders, then no Awards shall be granted under the Plan on or after May 29, 1997.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "AWARD" means the grant of a Nonqualified Option, an ISO, or Restricted Shares, whether granted singly, in combination or in tandem, to a Participant pursuant to any applicable terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

                  "AWARD AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions, and limitations applicable to an Award.

                  "BOARD" means the Board of Supervisory Directors of the Company.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITTEE" means a committee appointed by the Board to administer the Plan, which committee shall be comprised solely of two or more individuals who qualify both as (i) "outside directors" within the meaning of
Section 162(m) of the Code and applicable interpretive authority thereunder and
(ii) "Non-Employee Directors" within the meaning of Rule 16b-3.

                  "COMMON SHARES" means the Common Shares, par value NLG .03 (U.S. $.05) per share, of the Company.

                  "DIRECTOR" means an individual serving as a member of the Board and any individual serving as an Advisory Director to the Board.

                  "EFFECTIVE DATE" means May 29, 1997.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" means, as of a particular date, (i) if the Common Shares are listed on a national securities exchange, the final closing sales price per Common Share on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sales so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the Common Shares are not so listed but are quoted on the Nasdaq National Market, the final closing sales price per Common Share on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc. or (iv) if none of the above is applicable, such amount as may be determined by the Board, in good faith, to be the fair market value per Common Share.

                  "ISO" means an incentive stock option within the meaning of
Section 422 of the Code.

                  "NONQUALIFIED OPTION" means a nonqualified stock option within the meaning of Section 83 of the Code.

                  "PARTICIPANT" means an eligible employee of the Company or any of its Subsidiaries to whom an Award has been made under this Plan.

                  "RESTRICTED SHARES" means (i) Common Shares that are restricted or subject to forfeiture provisions or (ii) a credit of units to a bookkeeping account maintained by the Company evidencing accrual to a Participant of unsecured and unfunded conditional rights to acquire Common Shares.

                  "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

                  "SUBSIDIARY" means (i) with respect to Awards of Nonqualified Options and Restricted Shares, any corporation, limited liability company, or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the holders of equity interests in such entity, and (ii) with respect to Awards of ISOs, any subsidiary within the meaning of
Section 424(f) of the Code or any successor provision.

         3. ELIGIBILITY. All employees of the Company and its Subsidiaries are eligible for Awards under this Plan. The Committee in its sole discretion shall select the Participants in the Plan from time to time by the grant of Awards under the Plan. The selection of Participants and the granting of Awards under this Plan shall be entirely discretionary and nothing in this Plan shall be deemed to give any employee of the Company or its Subsidiaries any right to participate in this Plan or to be granted an Award.

         4. COMMON SHARES AVAILABLE FOR AWARDS. There shall be available for Awards granted wholly or partly in Common Shares (including rights or options which may be exercised for or settled in Common Shares) during the term of this Plan an aggregate of 1,450,000 million Common Shares, subject to adjustment as provided in Section 14. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file required documents with governmental authorities and stock exchanges and transaction reporting systems to make Common Shares available for issuance pursuant to Awards. Common Shares related to Awards that are forfeited or terminated or that expire unexercised shall immediately become available for Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3.

         5. ADMINISTRATION. This Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations, and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant holding such Award or (ii) consented to by such Participant, including (in either case) an amendment or modification that may result in an ISO Award losing its status as an ISO. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive, and binding on all parties concerned. No member of the Committee or officer of the Company to whom it has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee, or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

         6. DELEGATION OF AUTHORITY. The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under this Plan pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate to any person the authority to grant Awards to, or take other action with respect to, Participants who are subject to Section 16 of the Exchange Act.

         7. AWARDS. The Committee shall in its discretion determine the type or types of Awards to be made to each Participant under this Plan. Each Award made hereunder shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee in its sole discretion and shall be signed by the Participant and by the Chief Executive Officer, President, or any Vice President of the Company for and on behalf of the Company. An Award Agreement may include provisions for the repurchase by the Company of Common Shares acquired pursuant to the Plan and the repurchase of a Participant's option rights under the Plan. Awards may consist of those listed in this Section 7 and may be granted singly, in combination, or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to grants or rights (i) under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity, or (ii) made to any Company or Subsidiary employee by the Company or any Subsidiary. An Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Common Shares that may be subject to Awards granted to any one individual during any calendar year may not exceed 800,000 Common Shares, subject to adjustment as provided in
Section 14. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with Awards granted under the Plan by the Committee to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Common Shares subject to Awards that are canceled or repriced.

                  (a) STOCK OPTION. An Award may consist of a right to purchase a specified number of Common Shares at a price and upon terms and conditions specified by the Committee in the Award Agreement or otherwise. A stock option may be in the form of a Nonqualified Option or an ISO. Each ISO Award shall, in addition to being subject to applicable terms, conditions, and limitations established by the Committee, comply with Section 422 of the Code and, notwithstanding anything herein to the contrary, (1) no ISO may be granted under the Plan on or after the tenth anniversary of the Effective Date, (2) no Participant may be granted an ISO to the extent that, upon the grant of the ISO, the aggregate Fair Market Value (determined as of the date the Award is granted) of the Common Shares with respect to which ISOs (including Awards hereunder) are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) would exceed $100,000, (3) the exercise price of the ISO may not be less than 100% of the Fair Market Value of the Common Shares at the time of grant (or not less than 110% of such Fair Market Value if the ISO is awarded to any person who, at the time of grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary), (4) no ISO granted to any person who, at the time of such grant, owns stock representing more than 10% of the combined voting power of all classes of stock of the Company or any parent or Subsidiary may, by its terms, be exercisable after the expiration of five years from the date of grant of such ISO, and (5) an ISO granted to a Participant shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

                  (b) AWARD OF RESTRICTED SHARES. An Award of Restricted Shares may consist of Common Shares or may be denominated in units of Common Shares. All or part of any such Award may be subject to conditions established by the Committee and set forth in the Award Agreement, which conditions may include, but are not limited to, (1) the attainment of one or more performance targets established by the Committee that are based on (A) the price of a Common Share, (B) the Company's earnings before interest, taxes, depreciation, and amortization, (C) the Company's earnings per share, (D) the total return to holders of Common Shares based upon price appreciation and dividends paid, (E) the Company's market share, (F) the market share of a business unit of the Company designated by the Committee,
         (G) the Company's sales, (H) the sales of a business unit of the Company designated by the Committee, (I) the Company's cash flow, or
         (J) the return on shareholders' equity achieved by the Company, (2) the Award recipient's continued employment with the Company and its Subsidiaries for a specified period of time, (3) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (4) a combination of any of the foregoing. Each Award of Restricted Shares may have different conditions and restrictions, in the discretion of the Committee. Each such Award may be based on Fair Market Value or other specified valuations. The certificates evidencing Common Shares issued in connection with an Award of Restricted Shares shall contain appropriate legends and restrictions describing the terms and conditions of the restrictions applicable thereto. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in Common Shares or units of Common Shares, subject to such terms, conditions, and restrictions as the Committee may establish.

                  (c) CHANGE IN CONTROL. A stock option shall become fully exercisable and restrictions on Restricted Shares shall lapse upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (1) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (2) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a Director of the Company on the Effective Date or any person controlled by such a Director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of a least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (3) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (4) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the members of the Board then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         8. SUBSTITUTION OF AWARDS. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type.

         9. STOCK OPTION EXERCISE. The price at which Common Shares may be purchased under a stock option shall be paid in full at the time of exercise in cash or, if permitted by the Committee, by means of tendering Common Shares or surrendering all or part of that or any other Award, including Restricted Shares, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for tendering Common Shares or Awards to exercise a stock option as it deems appropriate. If permitted by the Committee, payment may be made by successive exercises by the Participant. The Committee may provide for procedures to permit the exercise or purchase of Awards by (i) loans from the Company or (ii) use of the proceeds to be received from the sale of Common Shares issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event Restricted Shares are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of Restricted Shares used as consideration therefor, shall be subject to the same restrictions as the Restricted Shares so submitted as well as any additional restrictions that may be imposed by the Committee.

         10. TAX WITHHOLDING. The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or Common Shares under this Plan, an appropriate amount of cash or number of Common Shares or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of Common Shares theretofore owned by the holder of the Award with respect to which withholding is required. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

         11. AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION. The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law except that (i) no amendment or alteration that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent and (ii) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents) or to the extent shareholder approval is otherwise required by applicable legal requirements. Notwithstanding the foregoing, no amendment or modification shall be made, without the approval of the shareholders of the Company, which would:

                  (a) Increase the total number of shares reserved for the purposes of the Plan under Section 4, except as provided in Section 14; or

                  (b) Materially modify the requirements as to eligibility for participation in the Plan.

         12. TERMINATION OF EMPLOYMENT. Upon the termination of employment by a Participant, any unexercised, deferred, or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of any Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award, or otherwise amend or modify the Award in any manner that is either
(i) not adverse to such Participant or (ii) consented to by such Participant.

         13. ASSIGNABILITY. Unless otherwise determined by the Committee and provided in the Award Agreement, no Award or any other benefit under this Plan constituting a derivative security within the meaning of Rule 16a-1(c) under the Exchange Act shall be assignable or otherwise transferable except (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "QDRO") or (iii) with the consent of the Committee. The preceding sentence notwithstanding, no ISO Award under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution or pursuant to a QDRO. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 13 or the terms of an Award Agreement shall be null and void.

         14.      ADJUSTMENTS.

                  (a) The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the share capital of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with or junior to the Common Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding Common Shares or declaration of a dividend payable in Common Shares or capital reorganization or reclassification or other transaction involving an increase or reduction in the number of outstanding Common Shares, the Committee may adjust proportionally (i) the number of Common Shares reserved under this Plan, the maximum number of Common Shares that may be subject to Awards granted to any one individual during a calendar year, and the number of Common Shares covered by outstanding Awards denominated in Common Shares or units of Common Shares; (ii) the exercise or other price in respect of such Awards; and (iii) the appropriate Fair Market Value and other price determinations for such

         Awards. In the event of any consolidation or merger of the Company with another corporation or entity or the adoption by the Company of a plan of exchange affecting the Common Shares or any distribution to holders of Common Shares of securities or property (other than normal cash dividends or dividends payable in Common Shares), the Committee shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall be authorized, in its discretion, (i) to issue or assume stock options, regardless of whether in a transaction to which Section 424(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options, (ii) to make provision, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, Awards and the termination of options that remain unexercised at the time of such transaction, or (iii) to provide for the acceleration of the vesting and exercisability of the options and the cancellation thereof in exchange for such payment as shall be mutually agreeable to the Participant and the Committee.

         15. RESTRICTIONS. No Common Shares or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. It is the intent of the Company that this Plan comply with Rule 16b-3 with respect to persons subject to Section 16 of the Exchange Act unless otherwise provided herein or in an Award Agreement, that any ambiguities or inconsistencies in the construction of this Plan be interpreted to give effect to such intention and that, if any provision of this Plan is found not to be in compliance with Rule 16b-3, such provision shall be null and void to the extent required to permit this Plan to comply with Rule 16b-3. Certificates evidencing Common Shares delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Shares are then listed, and any applicable foreign and United States federal and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         16. UNFUNDED PLAN. Insofar as it provides for Awards of Common Shares or rights thereto, this Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to Common Shares or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any Common Shares or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to a grant of Common Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement with such Participant, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board, or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

         17. PARACHUTE PAYMENT LIMITATION. Notwithstanding any contrary provision of the Plan, the Committee may provide in the Award Agreement for a limitation on the acceleration of vesting and exercisability of unmatured Awards to the extent necessary to avoid or mitigate the impact of the golden parachute excise tax under Section 4999 of the Code on the Participant. In the event the Award Agreement does not contain any contrary provision regarding the method of avoiding or mitigating the impact of the golden parachute excise tax under
Section 4999 of the Code on the Participant, then the Participant shall be entitled to a "Special Reimbursement" (as hereinafter defined). If the Special Reimbursement applies, then, if the Participant is liable for the payment of any excise tax (the "Basic Excise Tax") because of Section 4999 of the Code or any successor or similar provision with respect to any payments or benefits received or to be received from the Company, its affiliates, or any successor to the Company or its affiliates, whether provided pursuant to this Plan or otherwise, the Company shall pay the Participant an amount (the "Special Reimbursement") which, after payment by the Participant (or on the Participant's behalf) of any federal, foreign, state, and local taxes applicable thereto, including, without limitation, any further excise tax under Section 4999 of the Code, on, with respect to, or resulting from the Special Reimbursement, equals the net amount of the Basic Excise Tax. Notwithstanding any contrary provision of an Award Agreement, if a Participant is entitled to a Special Reimbursement with respect to any Award, no limitation on the vesting or exercisability of any other unmatured Award shall apply.

         18. NO EMPLOYMENT GUARANTEED. No provision of this Plan or any Award Agreement hereunder shall confer any right upon any employee to continued employment with the Company or any Subsidiary.

         19. RIGHTS AS SHAREHOLDER. Unless otherwise provided under the terms of an Award Agreement, a Participant shall have no rights as a holder of Common Shares with respect to Awards granted hereunder, unless and until certificates for Common Shares are issued to such Participant.

         20. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

         21. EFFECTIVE DATE OF PLAN. This Plan originally became effective on September 1, 1995. This amendment and restatement of the Plan shall be effective as provided in Section 1.

                                                                      APPENDIX B

                               FIRST AMENDMENT TO
                             CORE LABORATORIES N.V.
                   1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 29, 1997)


         WHEREAS, CORE LABORATORIES N.V. (the "Company") has heretofore adopted the CORE LABORATORIES N.V. 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to revise the number of shares of common stock of the Company that will be subject to each option granted to give effect to the two-for-one split of the Company's common stock on December 19, 1997 under the Plan, to change the grant date of options, and to change the vesting schedule under the Plan,

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 1998:

         1. Paragraph 3 of the Plan shall be deleted and the following shall be substituted therefor:

         "3. DESIGNATION OF OPTIONEES; AUTOMATIC GRANT OF OPTIONS. Each Nonemployee Director shall be granted Options as described hereunder. Each individual who becomes a Nonemployee Director shall be granted an Option to purchase 1,000 Common Shares (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Nonemployee Director. Furthermore, each person serving as a Nonemployee Director on the first date in the calendar year, if any, set by the Board for the issuance of options to more than 10 employees under the Core Laboratories N.V. 1995 Long-Term Incentive Plan, shall be granted on such date an Option to purchase (a) an additional 10,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is not the Chairman of the Board or (b) an additional 20,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is the Chairman of the Board. Notwithstanding the foregoing, this Plan shall terminate and no further Options shall be granted if the number of shares subject to future grant under this Plan is not sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant."

         2. Paragraph 8(a) of the Plan shall be deleted and the following shall be substituted therefor:

         "(a) Each Option granted pursuant to this Plan shall be exercisable with respect to the total number of Common Shares originally subject to the Option on the first anniversary date following the date of grant."

         3. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX C

                             CORE LABORATORIES N.V.
                   1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
             (AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 29, 1997)


         1. OBJECTIVES. This Nonemployee Director Stock Option Plan (the "Plan") is intended as an incentive to retain and attract persons of training, experience, and ability to serve as independent directors on the Board of Supervisory Directors of Core Laboratories N.V. (the "Company") and as Advisory Directors to the Board of Supervisory Directors, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan (the "Options") will be nonqualified options within the meaning of Section 83 of the Code. The Plan as set forth herein constitutes an amendment and restatement of the Core Laboratories N.V. 1995 Nonemployee Director Stock Option Plan as previously adopted by the Company and shall supersede and replace in its entirety such previously adopted plan. This amendment and restatement of the Plan shall be effective as of May 29, 1997, provided this amendment and restatement of the Plan is approved by the shareholders of the Company on such date at the Company's 1997 Annual Meeting of Shareholders. If this amendment and restatement of the Plan is not so approved by the shareholders, then no Options above the 50,000 Common Shares initially authorized shall be granted under the Plan on or after May 29, 1997.

         2. DEFINITIONS. As used herein, the terms set forth below shall have the following respective meanings:

                  "BOARD" means the Board of Supervisory Directors of the Company.

                  "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMON SHARES" means the Common Shares, par value NLG .03 (U.S. $.05) per share, of the Company.

                  "DIRECTOR" means any individual serving as a member of the Board and any individual serving as an Advisory Director to the Board.

                  "EFFECTIVE DATE" means May 29, 1997.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended from time to time.

                  "FAIR MARKET VALUE" means, as of a particular date, (a) if the Common Shares are listed on a national securities exchange, the final closing sales price per Common Share on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the Common Shares are not so listed but are quoted on the Nasdaq National Market, the final closing sales price per Common Share on the Nasdaq National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Shares are not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Board, in good faith, to be the fair market value per Common Share.

                  "NONEMPLOYEE DIRECTOR" means any Director who is not an employee of the Company or any Subsidiary and has not been an employee since the date of the most recent annual general meeting of shareholders of the Company.

                  "OPTION AGREEMENT" means a written agreement between the Company and an Optionee that sets forth the terms, conditions, and limitations applicable to an Option.

                  "OPTIONEE" means a Nonemployee Director to whom an Option has been granted under this Plan.

                  "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  "SUBSIDIARY" means any corporation, limited liability company, or similar entity of which the Company directly or indirectly owns shares representing more than 50% of the voting power of all classes or series of equity securities of such entity, which have the right to vote generally on matters submitted to a vote of the shareholders of equity interests in such entity.

         3. DESIGNATION OF OPTIONEES; AUTOMATIC GRANT OF OPTIONS. Each Nonemployee Director shall be granted Options as described hereunder. Each individual who becomes a Nonemployee Director shall be granted an Option to purchase 1,000 Common Shares (subject to adjustment as provided in Paragraph 10) on the date such person first becomes a Nonemployee Director. Furthermore, each person serving as a Nonemployee Director on the day after the date of each annual general meeting of shareholders of the Company shall be granted on such date an Option to purchase (a) an additional 5,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is not the Chairman of the Board or (b) an additional 10,000 Common Shares (subject to adjustment as provided in Paragraph 10) if such Nonemployee Director is the Chairman of the Board. Notwithstanding the foregoing, this Plan shall terminate and no further Options shall be granted if the number of shares subject to future grant under this Plan is not sufficient to make all automatic grants required to be made pursuant to this Plan on such date of grant.

         4. OPTION AGREEMENT. Each Option granted hereunder shall be described in an Option Agreement, which shall be subject to the terms and conditions set forth above and shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, or any Vice President of the Company for and on behalf of the Company.

         5. COMMON SHARES RESERVED FOR THE PLAN. Subject to adjustment as provided in Paragraph 10 hereof, a total of 100,000 Common Shares shall be reserved for issuance upon the exercise of Options granted pursuant to this Plan. The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file, and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which Common Shares are listed or quoted in order to make Common Shares available for issuance pursuant to this Plan. Common Shares subject to Options that are forfeited or terminated or expire unexercised in such a manner that all or some of the shares subject thereto are not issued to an Optionee shall immediately become available for the granting of Options.

         6. OPTION PRICE. The purchase price of each Common Share that is subject to an Option granted pursuant to this Plan shall be 100% of the Fair Market Value of such Common Share on the date the Option is granted.

         7. OPTION PERIOD. Each Option granted pursuant to this Plan shall terminate and be of no force and effect with respect to any Common Shares not purchased by the Optionee upon the earliest to occur of the following: (a) the expiration of ten years following the date upon which the Option is granted or
(b) the expiration of one year following the date upon which the Optionee ceases to be a Director.

         8.       EXERCISE OF OPTIONS.

                  (a) Each Option granted pursuant to this Plan shall be exercisable with respect to the total number of Common Shares originally subject to the Option on the day before each annual general meeting of shareholders of the Company following the date of grant.

                  (b) Except as permitted by an assignment in accordance with Paragraph 9, an Option may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

                  (c) In the event that an Optionee ceases to be a Director, an Option granted to such Optionee may be exercised only to the extent such Option was exercisable at the time he ceased to serve in such capacity.

                  (d) The purchase price of the shares as to which an Option is exercised shall be paid in full at the time of the exercise. Such purchase price shall be payable in cash or by means of tendering theretofore owned Common Shares which have been held by the Optionee for more than six months, valued at Fair Market Value on the date of exercise, or any combination thereof. No holder of an Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

         9. ASSIGNABILITY. No Option shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution, (b) pursuant to a qualified domestic relations order as defined by the Code or Title I of the United States Employee Retirement Income Security Act, or the rules thereunder, or (c) with the consent of the Board. Any attempted assignment of an Option in violation of this Paragraph 9 shall be null and void.

         10.      ADJUSTMENTS; CHANGE IN CONTROL.

                  (a) The existence of outstanding Options shall not affect in any manner the right or power of the Company or its shareholders to make or authorize (i) any or all adjustments, recapitalizations, reorganizations, or other changes in the share capital of the Company or its business, (ii) any merger or consolidation of the Company, (iii) any issue of bonds, debentures, preferred or prior preference shares (whether or not such issue is prior to, on a parity with, or junior to the Common Shares), (iv) the dissolution or liquidation of the Company, (v) any sale or transfer of all or any part of its assets or business, or (vi) any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

                  (b) In the event of any subdivision or consolidation of outstanding Common Shares or declaration of a dividend payable in Common Shares or other stock split, then (i) the number of Common Shares reserved under this Plan and covered by outstanding Options, (ii) the exercise price of such Options, and (iii) the number of shares to be subject to future Options shall be proportionately adjusted to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, a consolidation or merger of the Company with another corporation or entity, or the adoption by the Company of a plan of exchange affecting the Common Shares or any distribution to holders of Common Shares of securities or property (other than normal cash dividends or dividends payable in Common Shares), the Board shall make such adjustments or other provisions as it may deem equitable, including adjustments to avoid fractional shares, to give proper effect to such event; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the Optionees and preserve, without exceeding, the value of the Options. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall be authorized (i) to issue or assume stock options, regardless of whether in a transaction by which Section 425(a) of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options or (ii) to make provision for the acceleration of the exercisability of, the lapse of restrictions with respect to, or the termination of unexercised options in connection with such transaction.

                  (c) An Option shall become fully exercisable upon a Change in Control (as hereinafter defined) of the Company. For purposes of this Plan, a "Change in Control" shall be conclusively deemed to have occurred if (and only if) any of the following events shall have occurred: (a) there shall have occurred an event required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; (b) after the Effective Date any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person that is a Director of the Company on the Effective Date or any person controlled by such a Director, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then outstanding voting securities without prior approval of a least two-thirds of the members of the Board in office immediately prior to such person's attaining such percentage interest; (c) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (including for this purpose any new member whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the members then still in office who were members at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         11. PURCHASE FOR INVESTMENT. Unless the Options and Common Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising an Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         12. TAXES. The Company may make such provisions as it may deem appropriate for the withholding of any taxes that it determines is required in connection with any Options granted to any Optionee hereunder.

         13. AMENDMENTS OR TERMINATION. The Board may amend, alter or discontinue this Plan, except that (a) no amendment or alteration that would impair the rights of any Optionee under any Option that he has been granted shall be made without his consent, (b) no amendment or alteration shall be effective prior to approval by the Company's shareholders to the extent such approval is then required pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Option then outstanding (unless the holder of such Option consents) or to the extent shareholder approval is otherwise required by applicable legal requirements, and
(c) the Plan shall not be amended more than once every six months to the extent such limitation is required by Rule 16b-3(c)(2)(ii) (or any successor provision) under the Exchange Act as then in effect.

         14. GOVERNMENT REGULATIONS. This Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Common Shares under such Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and required approvals on the part of any governmental agencies or national securities exchanges or transaction reporting systems.

         15. GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of Texas.

         16. EFFECTIVE DATE OF PLAN. This Plan originally became effective on September 1, 1995. This amendment and restatement of the Plan shall be effective as provided in Paragraph 1.

         17. MISCELLANEOUS. The granting of any Option shall not impose upon the Company, the Board, or any other Directors any obligation to nominate any Optionee for election as a Director and the right of the shareholders of the Company to remove any person as a Director of the Company shall not be diminished or affected by reason of the fact that an Option has been granted to such person.

                             CORE LABORATORIES N.V.

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORY DIRECTORS OF CORE LABORATORIES N.V. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, APRIL 28, 2000.



     P The undersigned hereby constitutes and appoints Jacobus Schouten and John D. Denson, and each or either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual
     R Meeting of Shareholders of Core Laboratories N.V. to be held at the at the law offices of Nauta Dutilh, Weena 750, 3014 DA Rotterdam, The Netherlands, on April 28, 2000 at 10:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess
     O if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. IN ACCORDANCE WITH THEIR
     X DISCRETION, SAID ATTORNEYS AND PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER GUISES AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     Y

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORY DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE TEN NOMINEES AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

                (To be signed and continued on the reverse side.)

      Please mark your
      vote as in this
  [X] example.


                                                  FOR        WITHHELD           Supervisory Directors
1.   Election of Supervisory Directors.           [ ]           [ ]             Recommended: A vote for
                                                                                election of the following
                                                                                Supervisory Directors:

                                                                                Nominees:
                                                                                David M. Demshur
                                                                                Rene R. Joyce
                                                                                Timothy J. Probert
                                                                                Jacobus Schouten
                                                                                Bob G. Agnew
                                                                                D. John Ogren
                                                                                Joseph R. Perna
                                                                                Richard L. Bergmark
                                                                                Alexander Vriesendorp
                                                                                Stephen D. Weinroth

For, except vote withheld from the following nominee(s)

-----------------------------


                                                     FOR         AGAINST     ABSTAIN

2.   Approval of Annual Accounts.                    [ ]           [ ]         [ ]

                                                     FOR         AGAINST     ABSTAIN

3.   Approval of extension of authority of           [ ]           [ ]         [ ]
     Management Board to repurchase up to 10%
     of the outstanding share capital of the
     Company until October 27, 2001.

                                                     FOR         AGAINST     ABSTAIN

4.   Approval of extension of authority of           [ ]           [ ]         [ ]
     Supervisory Board to issue and/or to
     grant rights (including options to
     purchase) on common and/or preference
     shares of the Company until April 27,
     2005.



                                                     FOR         AGAINST     ABSTAIN
5.   Approval of extension of authority of           [ ]           [ ]         [ ]
     Supervisory Board to limit or eliminate
     preemptive rights of holders of common
     shares until April 27, 2005.

                                                     FOR         AGAINST     ABSTAIN
6.   Approval of Amendment to the Company's          [ ]           [ ]         [ ]
     1995 Long-Term Incentive Plan to
     increase the number of common shares
     available for issuance under the plan by
     an aggregate of 2,500,000 shares.

                                                     FOR         AGAINST     ABSTAIN
7.   Approval of Amendment to the Company's          [ ]           [ ]         [ ]
     1995 Nonemployee Director Stock Option
     Plan to increase the number of common
     shares available for issuance under the
     plan by an aggregate of 500,000 shares.

                                                     FOR         AGAINST     ABSTAIN
8.   Ratification of Appointment of Arthur           [ ]           [ ]         [ ]
     Andersen LLP as Independent Public
     Accountants of the Company for 2000.


NOTE:    SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
         ADJOURNMENT THEREOF SHALL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF
         THE ATTORNEYS AND PROXIES APPOINTED HEREBY.

SIGNATURE:                              DATE:                 SIGNATURE:
          ----------------------------       ---------------            --------------------------------
DATE:
     ------------------

NOTE: Please sign exactly as name appears thereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.